UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 13, 2011

HASCO MEDICAL, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Florida	333-58326	65-0924471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1416 West I-65 Service Road S., Mobile, AL  36693

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (251) 633-4133

___________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 20, 2011 Hasco Medical, Inc. filed a Current Report on Form 8-K to report that it had closed its acquisition of  Mobility Freedom Inc. and Wheelchair Vans of America (“Mobility Freedom”) on May 13, 2011. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Hasco Medical, Inc. stated that it would file by amendment the required financial statements for Mobility Freedom and the required pro forma financial information, as permitted by paragraphs (a)(4) and (b)(2) to Item 9.01 to Form 8-K. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01.            Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

Attached hereto as Exhibit 99.1 are the audited Mobility Freedom, Inc. financial statements for the twelve months ended December 31, 2010 and 2009.

Attached hereto as Exhibit 99.2 are the unaudited Mobility Freedom, Inc. financial statements for the three months ended March 31, 2011 and 2010.

(b)          Pro forma financial information.

Attached hereto as Exhibit 99.3 is the HASCO MEDICAL, INC. and Subsidiaries unaudited pro forma condensed financial information as of December 31, 2010 and March 31, 2011.

(c)          Exhibits.

99.1	Audited Mobility Freedom, Inc. financial statements for the twelve months ended December 31, 2010 and 2009.

99.2	Unaudited Mobility Freedom, Inc. financial statements for the three months ended March 31, 2011 and 2010.

99.3	HASCO MEDICAL, INC. and Subsidiaries unaudited pro forma condensed financial information as of December 31, 2010 and March 31, 2011.

EXHIBIT INDEX

99.1	Audited Mobility Freedom, Inc. financial statements for the twelve months ended December 31, 2010 and 2009.

99.2	Unaudited Mobility Freedom, Inc. financial statements for the three months ended March 31, 2011 and 2010.

99.3	HASCO MEDICAL, INC. and Subsidiaries unaudited pro forma condensed financial information as of December 31, 2010 and March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASCO MEDICAL, INC.

July 21, 2011	By:	/s/ Hal Compton, Jr.
Hal Compton, Jr.
Chief Executive Officer and President

July 21, 2011	By:	/s/ James C. Thomas
James C. Thomas
Chief Financial Officer